                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      -----------------------------------

                                 Date of Report
                               September 30, 1994


                            Kinetic Concepts, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Texas                             1-9913                     74-1891727
- - -------------------------------          -----------------           -------------------
 (State or other jurisdiction               (Commission                 (IRS Employer
       of incorporation)                    File Number)             Identification No.)




 8023 Vantage Drive, San Antonio, Texas                   78230
- - ----------------------------------------               -------------
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (210) 524-9000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


             (a) On September 30, 1994, KCI Therapeutic Services, Inc. ("KCTS"), a Delaware corporation and wholly-owned subsidiary of Registrant, sold certain of its assets (collectively, the "Assets") used exclusively by KCTS' Medical Services Division (the "Medical Services Division") to MEDIQ/PRN Life Support Services-I, Inc. ("Buyer"), a Delaware corporation and indirect, wholly-owned subsidiary of MEDIQ Incorporated, a Delaware corporation ("MEDIQ"), pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated August 23, 1994 by and among Registrant, KCTS, MEDIQ, Buyer and PRN Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of MEDIQ. The Assets consisted of those assets of KCTS used exclusively by the Medical Services Division in its business of offering for rent to hospitals and other health care providers a variety of movable critical care and life support equipment in categories described in Schedule 1.1.1 attached to the Asset Purchase Agreement and selling disposable medical care products to hospitals and other health care providers for use in conjunction with such equipment. The aggregate purchase price (the "Purchase Price") for the Assets was $84,092,664, consisting of cash in the amount of $65,300,000 and
promissory notes in the aggregate principal amount of $18,792,664.   The
Purchase Price may be subject to a post-closing adjustment to be based upon the Net Asset Value (as defined in the Purchase Agreement) of the inventory sold by KCTS to Buyer. The Purchase Price was determined pursuant to negotiations between the parties and Registrant believes the Purchase Price represents the fair market value of the Assets.

         Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X


         Pro Forma Condensed Divested Balance Sheet - June 30, 1994

         Pro Forma Condensed Divested Statement of Earnings for the six months ended June 30, 1994

         Pro Forma Condensed Divested Statement of Earnings for the year ended December 31, 1993

         Notes to Pro Forma Condensed Divested Financial Statements



                The following unaudited pro forma condensed consolidated balance sheet as of June 30, 1994 and unaudited pro forma condensed consolidated statements of earnings for the six months ended June 30, 1994 and the year ended December 31, 1993, give effect to the consummation of the disposition of the Assets described more fully in the financial statements which follow and Item 2 above. The unaudited pro forma condensed consolidated financial statements present the Medical Services Division's activity as if the disposition had been effected on June 30, 1994 for purposes of presenting financial position, and on January 1, 1993 for purposes of presenting results of operations. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes to the: (i) unaudited pro forma condensed consolidated financial statements filed herewith; and (ii) consolidated financial statements of Kinetic Concepts, Inc. (the "Company") included in the Forms 10-K and 10-Q filed by the Company on March 29, 1994, and
         August 12, 1994, respectively.

         The unaudited pro forma condensed consolidated financial statements have been prepared by Company management. These unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

                    KINETIC CONCEPTS, INC. AND SUBSIDIARIES
                   Pro Forma Condensed Divested Balance Sheet
                                 June 30, 1994
                                   UNAUDITED
                                 (in thousands)



                                                    Kinetic       Medical Services         Pro-Forma
                                                 Concepts, Inc.       Division      -----------------------
                                                and Subsidiaries     To Be Sold     Adjustments    Divested
                                                ----------------     ----------     -----------    --------
Assets
Current assets:
  Cash and equivalents                                 15,695                                       15,695
  Accounts receivable, net                             61,862                           2,000 (a)   59,862
  Inventories                                          21,635          (3,126)                      18,509
  Notes receivable                                          0                           6,092 (b)    6,092
  Prepaid expenses and other                           11,898                                       11,898
                                                     --------        --------        --------      -------
     Total current assets                             111,090          (3,126)          4,092      112,056
  Net property, plant and equipment                   100,480         (38,137)                      62,343
  Notes receivable                                          0                           3,760 (b)    3,760
  Goodwill, net                                        43,859                         (24,683)(c)   19,176
  Other assets, net                                    15,829                            (117)(c)   19,337
                                                                                        3,625 (e)
                                                     --------        --------        --------      -------
    Total Assets                                      271,258         (41,263)        (13,323)     216,672
                                                     ========        ========        ========      =======

Liabilities and Capital Accounts
  Notes payable                                         2,937                                        2,937
  Current installments of long-term obligations        13,175                          13,175 (f)        0
  Current installments of capital lease obligations     2,590          (2,590)                           0
  Accrued expenses                                     29,810                           2,802 (d)   32,612
  Income taxes payable                                    256                          21,000 (e)   21,256
                                                     --------        --------        --------      -------
     Total current liabilities                         48,768          (2,590)         10,627       56,805
                                                     --------        --------        --------      -------
  Long-term obligations, excluding current
   installments                                        85,583                         (52,125)(f)   33,458
  Capital leases obligations, excluding current
   installments                                           811            (623)                         188
  Deferred income taxes                                 4,985                          (4,875)(e)      110
                                                     --------        --------        --------      -------
    Total Liabilities                                 140,147          (3,213)        (46,373)      90,561
                                                     --------        --------        --------      -------
  Common stock                                             44                                           44
  Additional paid-in capital                           10,303                                       10,303
  Retained earnings                                   121,826                          (5,000)(g)  116,826
  Other                                                (1,062)                                      (1,062)
                                                     --------        --------        --------      -------

    Total Liabilities and Equity                      271,258          (3,213)        (51,373)     216,672
                                                     ========        ========        ========      =======




See accompanying notes to pro forma condensed consolidated financial statements.

                    KINETIC CONCEPTS, INC. AND SUBSIDIARIES
               Pro Forma Condensed Divested Statement of Earnings
                     For the six months ended June 30, 1994
                                   UNAUDITED
                     (in thousands, except per share data)



                                                     Kinetic      Medical Services        Pro-Forma
                                                  Concepts, Inc.      Division      -----------------------
                                                and Subsidiaries     To Be Sold     Adjustments    Divested
                                                ----------------     ----------     -----------    --------
Revenue:
  Service and rental                                  119,160            24,281              0        94,879
  Sales and other                                      20,676             6,261              0        14,415
                                                      -------            ------         ------       -------
    Total revenue                                     139,836            30,542              0       109,294

Rental expenses                                        81,173            18,529              0        62,644
Cost of goods sold                                     10,392             4,432              0         5,960
                                                      -------            ------         ------       -------
                                                       91,565            22,961              0        68,604
                                                      -------            ------         ------       -------
    Gross profit                                       48,271             7,581              0        40,690

Selling, general and administrative expenses           31,075             4,755              0        26,320
                                                      -------            ------         ------       -------
    Operating income                                   17,196             2,826              0        14,370

Interest expense                                        3,501               230         (2,841)(h)       430
                                                      -------            ------         ------       -------
    Earnings before income taxes, minority
    interest and cumulative effect of
    change in accounting principle                     13,695             2,596          2,841        13,940

Income tax                                              7,040             1,012          1,108 (i)     7,136
                                                      -------            ------         ------       -------
    Earnings before minority interest and cumulative
    effect of change in accounting principle            6,655             1,584          1,733         6,804
                                                      =======            ======         ======       =======

Earnings per share before minority interest and
cumulative effect of change in accounting
principle                                             $  0.15                                        $  0.15
                                                      =======                                        =======
Shares used in earnings per share computations         43,983                                         43,983
                                                      =======                                        =======




See accompanying notes to pro forma condensed consolidated financial statements.

                    KINETIC CONCEPTS, INC. AND SUBSIDIARIES
               Pro Forma Condensed Divested Statement of Earnings
                      For the year ended December 31, 1993
                                   UNAUDITED
                     (in thousands, except per share data)



                                                           Kinetic      Medical Services            Pro-Forma
                                                        Concepts, Inc.      Division        -------------------------
                                                      and Subsidiaries     To Be Sold       Adjustments      Divested
                                                      ----------------     ----------       -----------      --------
Revenue:
  Service and rental                                       232,250            44,756                0         187,494
  Sales and other                                           36,622            11,234                0          25,388
                                                           -------           -------          -------         -------
    Total revenue                                          268,872            55,990                0         212,882

Rental expenses                                            172,169            32,195                0         139,974
Cost of goods sold                                          18,666             9,238                0           9,428
                                                           -------           -------          -------         -------
                                                           190,835            41,433                0         149,402
                                                           -------           -------          -------         -------
    Gross profit                                            78,037            14,557                0          63,480

Selling, general and administrative expenses                50,797             8,724                0          42,073
Unusual Items                                                6,705                 0                0           6,705
                                                           -------           -------          -------         -------
    Operating income                                        20,535             5,833                0          14,702

Interest expense                                             5,908               702           (6,135)(h)        (929
                                                           -------           -------          -------         -------
    Earnings before income taxes, minority interest,
    extraordinary item and cumulative effect of
    change in accounting principle                          14,627             5,131            6,135          15,631

Income tax                                                   7,175             2,001            2,393           7,567
                                                           -------           -------          -------         -------
    Earnings before minority interest, extraordinary
    item and cumulative effect of change in accounting
    principle                                                7,452             3,130            3,742           8,064
                                                           =======           =======          =======         =======

Earnings per share before minority interest,
extraordinary item and cumulative effect of
change in accounting principle                               $0.17                                              $0.18
                                                           =======                                            =======
Shares used in earnings per share computations              44,627                                             44,627
                                                           =======                                            =======




See accompanying notes to pro forma condensed consolidated financial statements.

                            KINETIC CONCEPTS, INC. AND SUBSIDIARIES
                     Notes to Unaudited Pro Forma Condensed
                         Divested Financial Statements
                                    UNAUDITED
                                 (in thousands)

          1. On September 30, 1994, KCI Therapeutic Services, Inc. ("KCTS"), a wholly-owned subsidiary of the Company, sold certain assets (the "Assets") used exclusively by KCTS' Medical Services Division (the "Medical Services Division") to MEDIQ/PRN Life Support Services-I, Inc. ("Buyer") under an Asset Purchase Agreement. Upon consummation of the transactions contemplated by the Asset Purchase Agreement, the Buyer acquired the Assets and assumed certain liabilites of the Medical Services
               Division. The sales price was approximately $84,093. In conjunction with the sale, KCTS and its affiliates agreed not to rent or distribute certain critical care and life support equipment for up to a period of 5 years.

               Gross proceeds included a cash payment of approximately $65,300 and promissory notes in the aggregate principal amount of $18,792. Currently, the net proceeds of the sale for accounting purposes are estimated to be approximately $72,817, as follows:

                     Cash                                   65,300
                     Note  receivable (Exhibit 99.5)         4,361
                     Notes receivable (Exhibits 99.1,
                     99.3 and 99.4)                          3,183
                     Note  receivable (Exhibit 99.2)         2,308
                                                            ------
                                                            75,152

                     Fees and commissions                   (2,335)
                                                            ------

                     Net proceeds                           72,817
                                                            ======


             The discounting of the various notes receivable for accounting purposes are described below:

                     Note receivable (Exhibit 99.5): $5,836, interest payable at 0%, due in 10 equal monthly installments beginning 90 days from closing. Discounted at 11% with a 20% valuation allowance.

                     Notes receivable (Exhibits 99.1, 99.3 and 99.4):
                     $10,000, interest payable quarterly at 10% after an 18 month grace period, principal due 5 years from closing. Discounted at 17% with a 50% valuation allowance.

                     Note receivable (Exhibit 99.2): $2,957, interest payable at 8%, interest and principal due in equal installments beginning 90 days after closing with final payment due 1 year from closing. Discounted at 12% with a 20% valuation allowance.

             In addition, the Asset Purchase Agreement includes a post-closing adjustment which may result in a reimbursement to the Buyer for a portion of the purchase price. The adjustment occurs if actual inventory, or equipment levels are found to be lower than
             specified levels.   Interest accrues at the rate of 8% on any
             required payment. KCTS anticipates that no liability will result from this post-closing adjustment calculation.

         2. The pro forma condensed divested balance sheet gives effect to the following pro forma adjustments:

             (a) To record additional allowance required to bring reserve balance to 25% of receivables retained. The absence of a sales force which could be used to facilitate the collection process necessitates this adjustment.

             (b) To record the discounted value of notes receivable received as partial consideration for the Assets acquired from the Medical Services Division.

             (c) To record the write-off of the remaining book value of goodwill and other intangible assets related to KCTS' original acquisition of the Medical Services Division.

             (d) To record estimated liabilities for direct costs related to the disposition of the Assets of the Medical Services Division including legal, accounting, severance, and reorganization costs.

             (e) Represents the effect on income taxes resulting from the disposition of the Assets of the Medical Services Division, including the adjustments described above.

             (f) Cash received in connection with the sale of $65,300 was used to reduce Company debt.

             (g) After-tax loss which would have been recognized from the sale of the Assets of the Medical Services Division as if the transaction had been consummated on June 30, 1994.

         3. The pro forma condensed divested statements of earnings for the year ended December 31, 1993, and and the six months ended June 30, 1994 excluded certain historical items such as cumulative effect of changes in accounting principle, extraordinary items, and minority interests. In addition, certain reclassifications of rental and selling, general and administrative expenses related to 1993 have been made to conform with the current period's presentation. The statements presented give effect to the following pro forma adjustments:

             (h) Decrease in interest expense as a result of the paid down debt, combined with the interest income which would have been earned under the notes receivable.

             (i) The tax rate used for pro forma adjustments was the statutory rate of 39% which is made up of 35% for federal Income taxes and 4% for state income taxes.

(c)  Exhibits.

The following exhibits are filed as part of this report:

    Number                                    Document
    ------                                    --------
     2.1              Asset Purchase  Agreement  dated August 23, 1994 by and among Kinetic Concepts, Inc., a Texas corporation,
                      KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN
                      Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a Delaware
                      corporation.

     2.2              Amendment No. 1 to Asset Purchase Agreement dated September 30, 1994 by and among Kinetic Concepts, Inc., a
                      Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a
                      Delaware corporation.

     99.1             Promissory Note dated September 30, 1994 in the principal amount of $2,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.2             Promissory Note dated September 30, 1994 in the principal amount of $2,956,957 payable by MEDIQ/PRN Life
                      Support Services-I, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a
                      Delaware corporation.

    Number                                    Document
    ------                                    --------
     99.3             Promissory Note dated September 30, 1994 in the principal amount of $3,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.4             Promissory Note dated September 30, 1994 in the principal amount of $5,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.


     99.5             Promissory Note dated September 30, 1994 in the principal amount of $5,835,707 payable by MEDIQ/PRN Life
                      Support Services, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.


    Number                                    Document
    ------                                    --------
     99.6             Negative Covenants Agreement dated September 30, 1994 by and among Kinetic Concepts, Inc., a Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a
                      Delaware corporation.

     99.7             Guaranty Agreement  dated  September 30, 1994 made by PRN Holdings, Inc., a Delaware corporation, in favor of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.8             Guaranty Agreement dated September 30, 1994 made by MEDIQ Incorporated, a Delaware corporation, in favor of
                      KCI Therapeutic Services, Inc., a Delaware corporation.


     Number                                    Document
     ------                                    --------
     99.9             Collateral Transfer of Note (Security Agreement) dated September 30, 1994 by MEDIQ Incorporated, a Delaware corporation, for the benefit of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.10            Press Release dated September 30, 1994.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KINETIC CONCEPTS, INC.



                                           By: /s/ DENNIS E. NOLL
                                                   Dennis E. Noll
                                                   Vice President, General
                                                   Counsel and Secretary


Dated:  October 17, 1994

                                EXHIBIT INDEX

    Number                                    Document
    ------                                    --------
      2.1             Asset Purchase  Agreement  dated August 23, 1994 by and among Kinetic Concepts, Inc., a Texas corporation,
                      KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN
                      Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a Delaware
                      corporation.

      2.2             Amendment No. 1 to Asset Purchase Agreement dated September 30, 1994 by and among Kinetic Concepts, Inc., a
                      Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a
                      Delaware corporation.

     99.1             Promissory Note dated September 30, 1994 in the principal amount of $2,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.2             Promissory Note dated September 30, 1994 in the principal amount of $2,956,957 payable by MEDIQ/PRN Life
                      Support Services-I, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a
                      Delaware corporation.

     99.3             Promissory Note dated September 30, 1994 in the principal amount of $3,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.4             Promissory Note dated September 30, 1994 in the principal amount of $5,000,000 payable by PRN Holdings,
                      Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.


     99.5             Promissory Note dated September 30, 1994 in the principal amount of $5,835,707 payable by MEDIQ/PRN Life
                      Support Services, Inc., a Delaware corporation, to the order of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.6             Negative Covenants Agreement dated September 30, 1994 by and among Kinetic Concepts, Inc., a Texas corporation, KCI Therapeutic Services, Inc., a Delaware corporation, MEDIQ Incorporated, a Delaware corporation, PRN Holdings, Inc., a Delaware corporation, and MEDIQ/PRN Life Support Services-I, Inc., a
                      Delaware corporation.

     99.7             Guaranty Agreement  dated  September 30, 1994 made by PRN Holdings, Inc., a Delaware corporation, in favor of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.8             Guaranty Agreement dated September 30, 1994 made by MEDIQ Incorporated, a Delaware corporation, in favor of
                      KCI Therapeutic Services, Inc., a Delaware corporation.

     99.9             Collateral Transfer of Note (Security Agreement) dated September 30, 1994 by MEDIQ Incorporated, a Delaware corporation, for the benefit of KCI Therapeutic Services, Inc., a Delaware corporation.

     99.10            Press Release dated September 30, 1994.
